Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 438,437,500.00
Previously Paid Amount	0.00
Total Fee Amount	67,124.78
Total Offset Amount	0.00
Net Fee	$ 67,124.78
Final Prospectus	false